J.P. MORGAN SMA FUNDS

JPMorgan Core Focus SMA Fund

(the “Fund”)

(a series of JPMorgan Trust IV)

Supplement dated December 14, 2022

to the current Summary Prospectus, Prospectus and Statement of Additional Information

NOTICE OF LIQUIDATION OF THE JPMORGAN CORE FOCUS SMA FUND. The Board of Trustees (the “Board”) of JPMorgan Trust IV has approved the liquidation and dissolution of the Fund on or about February 24, 2023 (the “Liquidation Date”). Effective immediately, the Fund may depart from its stated investment objective and strategies as it increases its cash holdings in preparation for its liquidation. On the Liquidation Date (for settlement the date after the Liquidation Date), the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for any proceeds from any securities that cannot be liquidated on the Liquidation Date, cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. Income dividends and capital gain distributions, if any, may be paid on or prior to the Liquidation Date.

PURCHASES OF FUND SHARES FROM NEW SHAREHOLDERS AND PURCHASES OF ADDITIONAL SHARES FROM EXISTING SHAREHOLDERS WILL NO LONGER BE ACCEPTED ON OR AFTER DECEMBER 19, 2022.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-CFSMA-LIQ-1222